                                                                      EXHIBIT 99

Chemical Bank, Trustee                                                                     Determination Date:        05-Mar-97
Manufactured Housing Contracts                                                             Remittance Date:           07-Mar-97
Senior/Subordinated Pass-Through Certificates Series 1996C                                 For the Period Ended:      25-Feb-97


Information for Clauses (a) through (s), Section 7.01
                                                                                   Class A-1          Class A-2       Class A-3
 (a)  Class A and Class B Distribution Amounts                                     1,264,127.21        145,600.00      106,641.67

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                                    319,515.80
      (b) Partial Prepayments Received                                                33,026.28
      (c) Principal Payments in Full (Scheduled Balance)                             807,531.24
      (d) Liquidated Contract Scheduled Balance                                            0.00
      (e) Section 3.05 Purchase Scheduled Balance                                          0.00
      (f)  Previously Undistributed Shortfalls in (a) through (e)                          0.00
                                                                                  -------------     -------------   -------------
 Total Principal Distribution                                                      1,160,073.32              0.00            0.00

 (c)  Interest Distribution                                                          104,053.89        145,600.00      106,641.67
      Unpaid Interest Shortfall                                                            0.00              0.00            0.00
                                                                                  -------------     -------------   -------------
 Total Interest Distribution                                                         104,053.89        145,600.00      106,641.67

 (d)  Beginning Class A and Class B Principal Balance                             24,113,838.16     27,300,000.00   19,100,000.00
      Less: Principal Distribution                                                 1,160,073.32              0.00            0.00
                                                                                  -------------     -------------   -------------
      Remaining Class A and Class B Principal Balance                             22,953,764.84     27,300,000.00   19,100,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                                          124,516.40        (h)      Pool Factor
      Section 8.06 Reimbursement Amount                                                    0.00          Class A-1   0.79700572
      Section 6.02 Reimbursement Amount                                               28,000.00          Class A-2   1.00000000
      Reimburseable Fees                                                                   0.00          Class A-3   1.00000000
                                                                                  -------------          Class A-4   1.00000000
 Total Fees Due Servicer                                                             152,516.40          Class A-5   1.00000000
                                                                                                         Class A-6   1.00000000
                                                                                                         Class B-1   1.00000000
                                                                                                         Class B-2   1.00000000


Information for Clauses (a) through (s), Section 7.01
                                                                Class A-4       Class A-5     Class A-6     Class B-1      Class B-2
 (a)  Class A and Class B Distribution Amounts                   68,587.50       93,337.53    62,319.54     42,421.54      33,126.67

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution                                -------------   ------------- ------------  ------------   ------------
                                                                      0.00            0.00         0.00          0.00           0.00

 (c)  Interest Distribution                                      68,587.50       93,337.53    62,319.54     42,421.54      33,126.67
      Unpaid Interest Shortfall                                       0.00            0.00         0.00          0.00           0.00
                                                             -------------   ------------- ------------  ------------   ------------
 Total Interest Distribution                                     68,587.50       93,337.53    62,319.54     42,421.54      33,126.67

 (d)  Beginning Class A and Class B Principal Balance        11,800,000.00   15,481,000.00 9,938,000.00  6,833,000.00   4,969,000.00
      Less: Principal Distribution                                    0.00            0.00         0.00          0.00           0.00
                                                             -------------   ------------- ------------  ------------   ------------
      Remaining Class A and Class B Principal Balance        11,800,000.00   15,481,000.00 9,938,000.00  6,833,000.00   4,969,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                                     Original Balance  Rate
      Section 8.06 Reimbursement Amount                                           28,800,000.00   5.548%        5.438%    Libor
      Section 6.02 Reimbursement Amount                                           27,300,000.00   6.400%        0.11%       Spread
      Reimburseable Fees                                                          19,100,000.00   6.700%
                                                                                  11,800,000.00   6.975%
 Total Fees Due Servicer                                                          15,481,000.00   7.235%
                                                                                   9,938,000.00   7.525%
                                                                                   6,833,000.00   7.450%
                                                                                   4,969,000.00   8.000%

                                                                  No. of                             Unpaid Principal
 (f)  Delinquency                                               Contracts                                Balance
        31-59 Days Delinquent                                                 124                      4,126,480
        60-89 Days Delinquent                                                  21                        764,356
         90+ Days Delinquent                                                   14                        385,955

 (g)  Section 3.05 Repurchases                                                                              0.00

 (i)  Class R Distribution Amount                                                                     335,855.00
      Reposession Profits                                                                                   0.00

 (j)  Principal Balance of Contracts in Repossession                                                        0.00

 (k)  Aggregate Net Liquidation Losses                                                                      0.00

 (l)  (x) Class B-2 Formula Distribution Amount                                                        33,126.67
      (y) Remaining Amount Available                                                                  368,981.67
                                                                                                   -------------
      Amount of (x) over (y)                                                                                0.00

 (m)  Class B-2 Liquidation Loss Amount                                                                     0.00

 (n)  Guarantee Payment                                                                                     0.00

 (o)  Unadvanced Shortfalls                                                                                 0.00

 (p)  Number of units repossessed                                                                              0

Chemical Bank, Trustee                                                                     Determination Date:       05-Mar-97
Manufactured Housing Contracts                                                             Remittance Date:          07-Mar-97
Senior/Subordinated Pass-Through Certificates Series 1996C                                 For the Period Ended:     25-Feb-97

 (q)  Principal Prepayments paid                                                             840,557.52

 (r)  Scheduled Principal Payments                                                           319,515.80

 (s)  Weighted Average Interest Rate                                                              11.59%


                     Computation of Available Distribution Amount


(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                              2,154,264.83
     Certificate Account Balance at Monthly Cutoff-SubServicer                               234,759.12
(ii) Monthly Advance made                                                                          0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                           6,044.21
(iii)Section 5.05 Certificate Fund Income-SubServicer                                            615.73
(v) Principal due Holders                                                                          0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                               82,818.27
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                               8,332.56
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                       0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                         0.00
   (iii) Monthly Servicing Fee                                                               124,516.40
   (iv)  Reimburseable Liquidation Expenses                                                   28,000.00
   (v)   Section 6.04 (c) reimbursement                                                            0.00
   (vi)  Section 8.06 reimbursement                                                                0.00
   (vii) Amounts not required to be deposited-SubServicer                                          0.00

Total Due Servicer                                                                           152,516.40

Available Distrubution Amount-Vanderbilt                                                   1,924,974.37
Available Distrubution Amount-SubServicer                                                    227,042.29
To Class A and B                                                                           1,816,161.66

Monthly Excess Cashflow                                                                      335,855.00

Weighted Average Remaining Term (months)                                                         170.46

      Scheduled Balance Computation


      Prior Month Balance                                                                119,535,745.16

      Current Balance                                               118,409,896.92
                    Adv Principal                                        24,250.23
                    Del Principal                                        58,475.31
      Pool Scheduled Balance                                                             118,375,671.84


      Principal Payments in Full                                        807,531.24
      Partial Prepayments                                                33,026.28

      Scheduled Principal                                               319,515.80


      Collateral Balance                                                                 118,409,896.92